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                                                                    EXHIBIT 10.1

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

   THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into among ENCOMPASS MANAGEMENT CO., a Delaware corporation (the "Company"), ENCOMPASS SERVICES CORPORATION, a Texas corporation ("Encompass"), and JAMES PATRICK MILLINOR, JR. ("Employee").

   The Company, Encompass and Employee have previously entered into an Employment Agreement dated effective as of March 28, 2000 (the "Employment Agreement"). In accordance with the terms and provisions of the Employment Agreement the Employee has requested, and the Board of Directors of Encompass have approved, the turnover by Employee of his executive responsibilities to the Chief Executive Officer of Encompass effective as of October 1, 2000.

   For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Employment Agreement is amended as follows:

   1. Employment. The last two sentences of Section 1 of the Employment Agreement are amended in their entirety to read as follows:

  "In performing such duties Employee shall devote such time as is reasonably necessary to carry out his responsibilities as a non-executive Chairman of Encompass. The Company recognizes that Employee shall be, and nothing herein shall prohibit Employee from, participating in other business activities, provided such activities do not violate the provisions of
  Section 11, 12 and 13 below."

   2. Bonus. The second and third sentences of Section 4(b) of the Employment Agreement are amended in their entirety to read as follows:

  "The bonus of Employee under such program shall be as follows:

    (i) For calendar year 2000, 100% of the Chief Executive Officer's bonus for calendar year 2000.

    (ii) For calendar year 2001, 75% of the Chief Executive Officer's bonus for calendar year 2001.

    (iii) For calendar year 2002, 50% of the Chief Executive Officer's bonus for calendar year 2002.

    (iv) For calendar year 2003, 25% of the Chief Executive's Officer's bonus for calendar year 2003, prorated through March 28, 2003 (assuming there are no Additional Periods)."

   3. Exhibit A. Exhibit A to the Employment Agreement is amended in its entirety to read as set forth in Exhibit A attached hereto.

   4. Ratification and Affirmation. The Employment Agreement, as amended hereby, is ratified and affirmed, and shall continue in full force and effect as set forth therein and amended hereby.
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   IN WITNESS WHEREOF, the Company and Employee have executed this Agreement effective as of August 2, 2000.

                                          COMPANY:

                                          ENCOMPASS MANAGEMENT CO.

                                                   /s/ Joseph M. Ivey
                                          By:__________________________________
                                             Joseph M. Ivey
                                             Chief Executive Officer and
                                              President

                                          EMPLOYEE:

                                             /s/ James Patrick Millinor,Jr.
                                          By:__________________________________
                                             James Patrick Millinor, Jr.

   IN WITNESS WHEREOF, Encompass Services Corporation has executed this Agreement effective as of the date set forth above.

                                          ENCOMPASS SERVICES CORPORATION

                                                   /s/ Joseph M. Ivey
                                          By:__________________________________
                                             Joseph M. Ivey
                                             Chief Executive Officer and
                                              President
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                                                                       EXHIBIT A

                      DUTIES OF THE CHAIRMAN OF THE BOARD

   The Chairman of the Board shall have the duties as set forth in the By-laws of the Company that are consistent with the responsibilities of a non-executive chairman. These will include, but not be limited to:

  . All non-executive duties normally associated with the office, including presiding over meetings of the Board and the Annual Shareholders Meeting, and participating as a member of each of the Acquisitions Committee, the Executive Committee and the Nominating Committee, in accordance with their respective charters.

  . Communicating with Board members.

  . Interface and cooperative involvement with the President and Chief
    Executive Officer of Encompass on matters of Board interest.

  . Performing such duties and exercising such powers as are given him from time to time by the Executive Committee and are consistent with the responsibilities of a non-executive chairman.